SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2007

Open Text Corporation

(Exact name of Registrant as specified in its charter)

Canada	0-27544	98-0154400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Frank Tompa Drive, Waterloo, Ontario, Canada N2L 0A1

(Address of principal executive offices)

(519) 888-7111

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”

On May 2, 2007, Open Text Corporation (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended March 31, 2007. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 8.01	Other Events

On May 2, 2007, the Company issued a press release announcing the filing of a Notice of Intention with the Ontario Securities Commission to make a normal course issuer bid to repurchase up to a maximum of 2,494,053 common shares of the Company, through the facilities of the NASDAQ Global Select Market, an amount representing up to but not exceeding 5% of the Company’s issued and outstanding common shares as of April 30, 2007.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release issued by Open Text Corporation on May 2, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN TEXT CORPORATION

May 2, 2007	By:	/s/ Paul McFeeters
Paul McFeeters
Chief Financial Officer

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Exhibit Index

Exhibit No.	Description
99.1	Press Release issued by Open Text on May 2, 2007.

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